UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2006
Horizon Offshore, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-16857 (Commission File Number)	76-0487309 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 361-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Press Release
Presentation Materials

Item 7.01. Regulation FD Disclosure.
     On September 1, 2006, Horizon Offshore, Inc. (the “Company”) announced that David W. Sharp, the Company’s Chief Executive Officer, and Ronald D. Mogel, the Company’s Chief Financial Officer, will deliver a presentation at the Lehman Brothers CEO Energy/Power Conference in New York City on Wednesday, September 6, 2006. A copy of the press release and the materials related to the Company’s presentation at this conference are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference. The description of the press release and the presentation materials are qualified in their entirety by reference to such exhibits.
     In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing. The furnishing of this information is not intended to, and does not, constitute a determination by the Company that the information is material or that investors should consider this information before deciding to buy or sell the Company’s securities.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

99.1	Press release issued by Horizon Offshore, Inc., dated September 1, 2006.

99.2	Horizon Offshore, Inc. Presentation Materials.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON OFFSHORE, INC.

By:	/s/ William B. Gibbens

William B. Gibbens, III
Executive Vice President and General Counsel
Date: September 6, 2006

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Exhibit Index
(c)	Exhibits.

99.1	Press release issued by Horizon Offshore, Inc., dated September 1, 2006.

99.2	Horizon Offshore, Inc. Presentation Materials.